Exhibit 32

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of The Ohio Art Company (the “Company”) on Form 10-Q for the period ended October 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that based on their knowledge:

(1)                          The Report fully complies with the requirements of section 13(a)or 15(d) of the Securities Exchange Act of 1934; and

(2)                          The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the periods covered in the Report.

/s/William C. Killgallon
William C. Killgallon
Chairman and Chief Executive Officer

/s/Jerry D. Kneipp
Jerry D. Kneipp
Treasurer and Chief Financial Officer

December 15, 2004